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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                September 3, 2004
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                Date of Report (date of earliest event reported)




                            NANOMETRICS INCORPORATED
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             (Exact name of Registrant as specified in its charter)



          California                     0-13470                94-2276314
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


                               1550 Buckeye Drive
                           Milpitas, California 95035
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                    (Address of principal executive offices)


                                 (408) 435-9600
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              (Registrant's telephone number, including area code)
                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    Changes in Registrant's Certifying Accountant

         On September 3, 2004, the audit committee of the board of directors of Nanometrics Incorporated (the "Company") engaged BDO Seidman, LLP ("BDO") as the Company's new independent accountant to audit the Company's financial statements.

         During the Company's two most recent fiscal years ended January 3, 2004 and December 31, 2002, and through September 3, 2004, the Company has not consulted with BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

         The Company requested that BDO review this Form 8-K and provided BDO with the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company. BDO has advised the Company that it has reviewed this filing and has no basis on which to submit a letter addressed to the SEC in response to
Item 304 of Regulation S-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2004

                                    NANOMETRICS INCORPORATED

                                    By: /s/ PAUL B. NOLAN
                                       -----------------------------------------
                                        Paul B. Nolan
                                        Chief Financial Officer